Exhibit 10.32

Forward Lease

Dated

National Bank of Abu Dhabi PJSC – Islamic Banking Division

(The Lessor, acting as Investment Agent for and on behalf of the Participants)

Brooge Petroleum and Gas Investment Company FZC

(The Lessee)

Dentons & Co Suite 1204 Al Ghaith Tower Hamdan Street PO Box 47656 Abu Dhabi United Arab Emirates

Schedule 1 to the Forward Lease – Advance Fixed Rental Payments and Advance Variable Rental Payments	3

Schedule 2 to the Forward Lease – Rental Payments	4

Page i

Forward Lease

This Forward Lease is made on this__day of_________________________ by and between:

(1)	National Bank of Abu Dhabi PJSC — Islamic Banking Division, of P. O. Box 40057, Abu Dhabi, United Arab Emirates (the Lessor) acting in its capacity as Investment Agent for an on behalf of the Participants; and

(2)	Brooge Petroleum and Gas Investment Company FZC incorporated under the laws of Fujairah Free Zone, Fujairah, United Arab Emirates of P. O. Box 50170, Fujairah, United Arab Emirates (the Lessee).

Recitals

A	In accordance with the Investment Agency Agreement, the Participants have, amongst other things, appointed the Investment Agent as their agent under and in connection with the Transaction Documents, including this Forward Lease.

B	The Lessor and the Lessee entered into a master forward lease agreement on or about the date of this Forward Lease (the Master Forward Lease Agreement).

C	The Investment Agent is entering into this Forward Lease in the capacity as the Lessor.

D	The Lessor and the Lessee now wish to enter into this Forward Lease pursuant to the Master Forward Lease Agreement in relation to the Leased Asset described in this Forward Lease.

It is agreed:

1	Definitions and interpretation

1.1	Definitions

1.1.1	Terms defined (whether directly or indirectly) in the Master Forward Lease Agreement shall have the same meaning in this Forward Lease unless expressly defined in this Forward Lease.

1.1.2	In addition in this Forward Lease:

Leased Asset means the Istisna’ Development described in that Istisna’ Agreement entered into on or about the date of this Agreement between the Lessee (acting as the Seller) and the Lessor (acting in its capacity as the Investment Agent).

Party means a party to this Forward Lease.

1.2	Construction

The principles of construction used in the Common Terms Agreement shall apply to this Forward Lease to the extent they are relevant to it and, subject to any necessary changes, as they apply to the Common Terms Agreement.

1.3	Third party rights

The provisions of clause 1.3 (Third party rights) of the Master Forward Lease Agreement apply mutatis mutandis to this Forward Lease.

2	Lease of the Leased Assets

2.1	Forward leasing

In accordance with the terms of the Master Forward Lease Agreement and this Forward Lease, the Lessee forward leases from the Lessor and the Lessor forward leases to the Lessee, the Leased Assets.

2.2	Commencement Date

The Commencement Date shall be [2 March 2017] (subject to it being the Development Completion Date if the Development Completion Date occurs before this date).

2.3	Lease Term

The Lease Term shall:

(a)	commence on the Commencement Date; and

(b)	end on [28 February 2029] (subject to earlier termination).

2.4	Payments of rent

The Lessee shall pay the Advance Rental Payments and the Rental Payments in accordance with the terms of the Master Forward Lease Agreement and this Forward Lease including the Schedules to this Forward Lease.

3	Master forward lease agreement

This Forward Lease is supplemental to and should be read and construed as one document with the Master Forward Lease Agreement. The provisions of the Master Forward Lease Agreement are incorporated into this Forward Lease mutatis mutandis.

4	Counterparts

This Forward Lease may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Forward Lease.

5	Governing law

The provisions of clause 23 (Governing law) of the Master Forward Lease Agreement shall apply to this Forward Lease.

6	Enforcement

The provisions of clause 24 (Enforcement) of the Master Forward Lease Agreement shall apply to this Forward Lease.

This Forward Lease has been entered into on the date stated at the beginning of this Forward Lease.

Execution Page of the Forward Lease

The Lessor

Signed by	)	/s/ Aqeel Bughio /s/ Omar Katri
)
duly authorised in accordance with the	)
laws of the United Arab Emirates for and on	)
behalf of National Bank of Abu Dhabi PJSC	)
— Islamic Banking Division in its capacity as	)
Investment Agent for and on behalf of the	)
Participants in the presence of:

Signature of witness	)

Name of witness:

Address of witness:

The Lessee

Signed by	)
)
duly authorised in accordance with the	)
laws of Fujairah Free Zone, United Arab	)
Emirates for and on behalf of Brooge	)
Petroleum and Gas Investment Company	)
FZC in the presence of:	)

Signature of witness	)

Name of witness:

Address of witness:

Execution page of the Forward Lease